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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) December 21, 2000


         GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2000, relating to the Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1).

                      GREENWICH CAPITAL ACCEPTANCE, INC.
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            (Exact name of registrant as specified in its charter)


  Delaware                            333-34330                   06-1199884
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                      06830
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Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (203) 622-2700
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
Item 5.       Other Events.
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         On December 21, 2000, Greenwich Capital Acceptance, Inc. entered into a Pooling and Servicing Agreement dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), by and among Greenwich Capital Acceptance, Inc., as depositor, Fifth Third Mortgage Company, as seller, Fifth Third Bank, as servicer and The Chase Manhattan Bank, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 10.



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Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         10.    Pooling and Servicing Agreement



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GREENWICH CAPITAL ACCEPTANCE, INC.



                                 By:  /s/ John Graham
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                                 Name:  John Graham
                                 Title:  Vice President




Dated:  January 4, 2001







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                                 Exhibit Index
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Exhibit                                                               Page
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10.      Pooling and Servicing Agreement